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                                                                       Exhibit 4

TRISHO    4-17-98 5-8-98 5-12-98                         SM  ETHER 28  H-56281-B

     INCORPORATED UNDER THE LAWS OF                      COMMON STOCK
          THE STATE OF DELAWARE

NUMBER                                                                    SHARES

[MARINE MAX LOGO]

  THIS CERTIFICATE IS TRANSFERABLE IN                 CUSIP 567908 10 8
              NEW YORK, NY                   SEE REVERSE FOR CERTAIN DEFINITIONS

                                MARINEMAX, INC.

THIS CERTIFIES THAT

is the owner of

             fully paid and non-assessable Shares of the par value,
                     $.001 per share of the COMMON STOCK of

                              CERTIFICATE OF STOCK

MarineMax, Inc. (hereinafter called the "Corporation") transferable on the books of the Corporation by said holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents to and agrees to be bound by all of said provisions. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers.

DATED

COUNTERSIGNED AND REGISTERED
 AMERICAN STOCK TRANSFER & TRUST COMPANY
              (NEW YORK, NY)

       TRANSFER AGENT
        AND REGISTRAR   /s/ Michael H. McLamb    /s/ William H. McGill, Jr.
                           ------------------      ------------------------
BY
                                           CHAIRMAN OF THE BOARD,
 AUTHORIZED SIGNATURE   SECRETARY          CHIEF EXECUTIVE OFFICER AND PRESIDENT

American Bank Note Company

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     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
     REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES, AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common     UNIF GIFT MIN ACT -- ______Custodian______
TEN ENT -- as tenants by the                              (Cust)        (Minor)
           entireties                                    under Uniform Gifts to
JT TEN  -- as joint tenants with                         Minors
           right of survivorship
           and not as tenants in                         Act___________________
           common                                                  (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________


_______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint


_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated______________________




                              X_________________________________________________
                      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                              WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.